Exhibit 99.1

Antero Resources LLC

Unaudited Pro Forma Condensed Consolidated Financial Information

The following pro forma condensed consolidated financial information is based on the historical financial statements of Antero Resources LLC (“Antero”, or “the Company”), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of the Company’s sale of its Arkoma Basin assets on June 29, 2012.

The unaudited pro forma consolidated statements of income for the three months ended March 31, 2012 and the years ended December 31, 2011, 2010, and 2009 assume that the sale occurred as of the beginning of the period presented.  The unaudited pro form consolidated balance sheet as of March 31, 2012 is presented as if the sale had occurred as of March 31, 2012.

The unaudited pro forma condensed consolidated financial information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts.  In preparing the pro forma information, the Company eliminated all direct expenses related to the Arkoma Basin properties, but did not adjust general and administrative expenses or interest expense.  The pro forma financial information is not necessarily indicative of the financial position or results of operations that might have occurred had the distribution occurred as of the dates stated above.  The pro forma adjustments are described in the notes.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the financial statements and notes and related Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2012 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

Antero Resources LLC

Notes to Unaudited Pro Forma Consolidated Financial Statements

(1)          Basis of Presentation

The accompanying unaudited pro forma consolidated financial statements give effect to the pro forma adjustments necessary to reflect the sale of Antero’s Arkoma Basin assets as if it had occurred as of the beginning of the period presented in the pro forma statements of income for the three months ended March 31, 2012 and the years ended December 31, 2011, 2010, and 2009 and as of March 31, 2012 in the pro forma balance sheet.

(2)          Pro Forma Adjustments

The unaudited pro forma condensed consolidated statements of income and balance sheet reflect the effect of the following pro forma adjustments:

(a)          Elimination of sales of natural gas, natural gas liquids, oil, gas gathering and processing revenue, and realized and unrealized gains or losses on commodity derivative instruments directly related to the Arkoma Basin assets.  Gathering and processing revenues in 2010 and 2009 were eliminated as they were associated with Arkoma Basin midstream assets that were sold in 2010.

(b)         Elimination of direct operating expenses related to the Arkoma Basin assets.

(c)          Effects of the sale of the oil and gas assets and commodity hedging instruments as if the sale had occurred on March 31, 2012.

(d)         The effect on owners’ equity as a result of adjustment (c).

Antero Resources LLC

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2012

		Pro Forma
		Adjustments		Unaudited
		for Activity of		Pro Forma
		Net Assets		Balance
	Historical	Disposed		Sheet
Assets
Current assets:
Cash and cash equivalents	$6,493	281,200	(c)	287,693
Accounts receivable	39,178	—		39,178
Notes receivable - short-term portion	7,555	—		7,555
Accrued revenue	25,870	—		25,870
Derivative instruments	318,002	(61,676	)(c)	256,326
Other	13,333	—		13,333
Total current assets	410,431	219,524		629,955
Property and equipment:
Natural gas properties, at cost (successful efforts method):
Unproved properties	897,400	(86,658	)(c)	810,742
Producing properties	2,663,096	(997,926	)(c)	1,665,170
Gathering systems and facilities	89,095	—		89,095
Other property and equipment	8,584	—		8,584
	3,658,175	(1,084,584)		2,573,591
Less accumulated depletion, depreciation, and amortization	(646,675)	329,575		(317,100)
Property and equipment, net	3,011,500	(755,009)		2,256,491

Derivative instruments	674,935	(66,068)		608,867
Notes receivable - long-term portion	4,111	—		4,111
Other assets, net	26,961	—		26,961
Total assets	$4,127,938	(601,553)		3,526,385

Liabilities and Equity
Current liabilities:
Accounts payable	$116,556	—		116,556
Accrued liabilities	43,169	—		43,169
Revenue distributions payable	37,766	—		37,766
Advances from joint interest owners	2,478	—		2,478
Current income tax liability	16,500	—		16,500
Deferred income tax liability	101,189	—		101,189
Total current liabilities	317,658	—		317,658

Long-term liabilities:
Long-term debt	1,095,252	(143,000	)(c)	952,252
Deferred income tax liability	415,801	—		415,801
Other long-term liabilities	12,690	—		12,690
Total liabilities	1,841,401	(143,000)		1,698,401

Equity:
Members’ equity	1,460,947	—		1,460,947
Accumulated earnings	825,590	(458,553	)(d)	367,037
Total equity	2,286,537	(458,553)		1,827,984
Total liabilities and equity	$4,127,938	(601,553)		3,526,385

Antero Resources LLC

Unaudited Pro Forma Consolidated Statement of Income

For the Three Months Ended March 31, 2012

(in thousands)

		Pro Forma
		Adjustments		Unaudited
		for Activity of		Pro Forma
		Net Assets		Statement of
	Historical	Disposed		Income
Revenue:
Natural gas sales	$73,686	(18,936	)(a)	54,750
Natural gas liquids sales	11,457	(2,269	)(a)	9,188
Oil sales	7,342	(89	)(a)	7,253
Realized and unrealized gain on commodity derivative instruments	283,042	(25,543	)(a)	257,499
Gain on sale of gathering system	291,305	—		291,305
Total revenue	666,832	(46,837)		619,995
Operating expenses:
Lease operating expenses	8,327	(1,908	)(b)	6,419
Gathering, compression and transportation	27,948	(9,292	)(b)	18,656
Production taxes	5,576	(185	)(b)	5,391
Exploration expenses	2,016	(148	)(b)	1,868
Impairment of unproved properties	1,036	(409	)(b)	627
Depletion, depreciation and amortization	47,672	(18,300	)(b)	29,372
Accretion of asset retirement obligations	128	(27	)(b)	101
General and administrative	9,173	—		9,173
Total operating expenses	101,876	(30,269)		71,607
Operating income	564,956	(16,568)		548,388

Interest expense	(24,370)	—		(24,370)
Income before income taxes	540,586	(16,568)		524,018
Provision for income taxes	(212,855)	—		(212,855)
Net income attributable to Antero equity owners	$327,731	(16,568)		311,163

Antero Resources LLC

Unaudited Pro Forma Consolidated Statement of Income

For the Year Ended December 31, 2011

(in thousands)

		Pro Forma
		Adjustments		Unaudited
		for Activity of		Pro Forma
		Net Assets		Statement of
	Historical	Disposed		Income
Revenue:
Natural gas sales	$341,834	(100,999	)(a)	240,835
Natural gas liquids sales	34,718	(10,565	)(a)	24,153
Oil sales	15,442	(1,237	)(a)	14,205
Realized and unrealized gain on commodity derivative instruments	676,194	(78,984	)(a)	597,210
Total revenue	1,068,188	(191,785)		876,403
Operating expenses:
Lease operating expenses	30,645	(7,088	)(b)	23,557
Gathering, compression and transportation	87,768	(30,575	)(b)	57,193
Production taxes	18,222	(615	)(b)	17,607
Exploration expenses	9,876	(851	)(b)	9,025
Impairment of unproved properties	11,051	(1,490	)(b)	9,561
Depletion, depreciation and amortization	170,521	(71,299	)(b)	99,222
Accretion of asset retirement obligations	435	(101	)(b)	334
General and administrative	33,342	—		33,342
Loss on sale of assets	8,700	—		8,700
Total operating expenses	370,560	(112,019)		258,541
Operating income	697,628	(79,766)		617,862
Other expense:
Interest expense	(74,404)	—		(74,404)
Realized and unrealized losses on interest derivative instruments	(94)	—		(94)
Total other expense	(74,498)	—		(74,498)
Income before income taxes	623,130	(79,766)		543,364
Provision for income taxes — benefit (expense)	(230,452)	—		(230,452)
Net income attributable to Antero equity owners	$392,678	(79,766)		312,912

Antero Resources LLC

Unaudited Pro Forma Consolidated Statement of Income

For the Year Ended December 31, 2010

(in thousands)

		Pro Forma
		Adjustments		Unaudited
		for Activity of		Pro Forma
		Net Assets		Statement of
	Historical	Disposed		Income
Revenue:
Natural gas sales	$189,713	(97,840	)(a)	91,873
Natural gas liquids sales	8,278	(8,278	)(a)	—
Oil sales	8,471	(1,834	)(a)	6,637
Realized and unrealized gain on commodity derivative instruments	244,284	(87,775	)(a)	156,509
Gas gathering and processing revenue	20,554	(20,554	)(a)	—
Gain on sale of Oklahoma midsteam assets	147,559	(147,559	)(a)	—
Total revenue	618,859	(363,840)		255,019
Operating expenses:
Lease operating expenses	25,511	(9,664	)(b)	15,847
Gathering, compression and transportation	45,809	(27,475	)(b)	18,334
Production taxes	8,777	(2,901	)(b)	5,876
Exploration expenses	24,794	(3,428	)(b)	21,366
Impairment of unproved properties	35,859	(27,974	)(b)	7,885
Depletion, depreciation and amortization	133,955	(75,719	)(b)	58,236
Accretion of asset retirement obligations	317	(85	)(b)	232
Expenses related to business acquisition	2,544	—		2,544
General and administrative	21,952	—		21,952
Total operating expenses	299,518	(147,246)		152,272
Operating income	319,341	(216,594)		102,747
Other expense:
Interest expense	(56,463)	—		(56,463)
Realized and unrealized losses on interest derivative instruments	(2,677)	—		(2,677)
Total other expense	(59,140)	—		(59,140)
Income before income taxes	260,201	(216,594)		43,607
Provision for income taxes — benefit (expense)	(30,009)	1,205		(28,804)
Net income	230,192	(215,389)		14,803
Noncontrolling interest in net income of consolidated subsidiary	(1,564)	1,564		—
Net income attributable to Antero equity owners	$228,628	(213,825)		14,803

Antero Resources LLC

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2009

(in thousands)

		Pro Forma
		Adjustments		Unaudited
		for Activity of		Pro Forma
		Net Assets		Statement of
	Historical	Disposed		Income
Revenue:
Natural gas sales	$116,329	(81,015	)(a)	35,314
Natural gas liquids sales	7,586	(7,586	)(a)	—
Oil sales	5,706	(1,733	)(a)	3,973
Realized and unrealized gain on commodity derivative instruments	55,364	(38,952	)(a)	16,412
Gas gathering and processing revenue	23,005	(23,005	)(a)	—
Total revenue	207,990	(152,291)		55,699
Operating expenses:
Lease operating expenses	17,606	(5,336	)(b)	12,270
Gathering, compression and transportation	28,190	(22,265	)(b)	5,925
Production taxes	4,940	(3,233	)(b)	1,707
Exploration expenses	10,228	(4,916	)(b)	5,312
Impairment of unproved properties	54,204	(51,428	)(b)	2,776
Depletion, depreciation and amortization	139,813	(88,118	)(b)	51,695
Accretion of asset retirement obligations	265	(73	)(b)	192
General and administrative	20,843	—		20,843
Total operating expenses	276,089	(175,369)		100,720
Operating income (loss)	(68,099)	23,078		(45,021)
Other expense:
Interest expense	(36,053)	—		(36,053)
Realized and unrealized losses on interest derivative instruments	(4,985)	—		(4,985)
Total other expense	(41,038)	—		(41,038)
Loss before income taxes	(109,137)	23,078		(86,095)
Provision for income taxes — benefit	2,605	—		2,605
Net loss	(106,532)	23,078		(83,454)
Noncontrolling interest in net loss of consolidated subsidiary	363	(363)		—
Net losss attributable to Antero equity owners	$(106,169)	22,715		(83,454)